[IMPERIAL BUSINESS CREDIT, INC. LOGO]                              EXHIBIT 10.12

                One Park Central, Suite 520
                1515 Arapahoe Street, Denver, Colorado 80202           241351
                Telephone: (303) 534-1117  1-800-477-7339           LEASE NUMBER

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                            BUSINESS EQUIPMENT LEASE
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LESSEE NAME
Interactive Telesis, Inc.
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LESSEE ADDRESS                 CITY         COUNTY            STATE         ZIP
535 Encinitas Blvd. #116     Encinitas      San Diego          CA          92024
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SUPPLIER/VENDOR NAME           ADDRESS      CITY              STATE         ZIP
See Attached Schedule "A"
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QUANTITY   DESCRIPTION: MODEL No., Serial No., or other Identification   COST
           See Attached Schedule "A"                                  $30,212.12
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EQUIPMENT LOCATION:            STREET       CITY       COUNTY    STATE      ZIP
If Other Than
Billing Address
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PAYMENT DUE DATE   RENT PAYMENTS    SECURITY DEPOSIT   SALES/USE TAX   TOTAL PAYMENT    LEASE TERM
     OF EACH
     MONTH         $969.25  Monthly   $                 $              $969.25           36 Months

Advance Payment of $1,938.50 which equals the first and last one payment(s), The Security Deposit and a $100.00 documentation fee MUST ACCOMPANY LEASE.
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1. LEASE. Lessee hereby agrees to lease from Lessor the personal property described above (herein called the "Equipment"); and requests that Lessor purchase the Equipment from the Supplier/Vendor named above. This Lease shall become NONCANCELLABLE DURING THE TERM STATED ABOVE by Lessee for any reason whatsoever, and Lessee shall be obligated to pay Lessor all sums called for in the Business Equipment Lease (herein called the "Lease").
2. COMMENCEMENT AND TERMINATION. This Lease shall be binding on Lessor only when accepted and signed by a duly authorized officer of Lessor. Lessor may insert in the space appearing below the "Lease Start Date," which shall be the earlier of the date the Equipment (or any portion of it) is delivered to Lessee or the date Lessor disburses the purchase price (or any portion of it) to the supplier. Provided Lessee has successfully performed all its duties and obligations under the Lease, it shall terminate upon expiration of the number of months (following the lease Start Date) stated as the Lease Term.
3. RENT AND OTHER PAYMENTS. Lessee shall pay the advance rentals due under the Lease, as stated above, upon signing the Lease. All such amounts shall be non-refundable. Monthly rent payments due after the first month's rent shall be payable on the "Payment Due Date" indicated above or on the first business day thereafter if a Payment Due Date falls on a non-business day. The Payment Due Date shall be either the 1st or the 15th of each month, whichever is next closer to the Lease Start Date, as determined by Lessor. In addition to regular rentals, Lessee shall pay to Lessor interim rent for the use of the Equipment prior to the due date of the first payment. Interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the Lease Start Date of this Lease, together with the number of days elapsing between the Lease Start Date and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee's receipt of invoice from Lessor. Lessee agrees to pay to Lessor a service charge of 5% per month, but not to exceed the maximum amount permitted by law, on any payment due under this Lease which is not paid within five days of the Payment Due Date. Lessee shall pay all sales, use, excise, personal property, stamp, documentary, and ad valorem taxes, licenses and registration fees, assessments, fines, penalties, and other charges imposed on the ownership, possession, or use of the Equipment during the term of this Lease, and Lessee shall pay all taxes (except income taxes imposed on Lessor) with respect to the rental payments hereunder, and shall, with the next scheduled payment reimburse Lessor for any taxes paid by or advanced by Lessor. Lessee's obligation to pay such taxes, fees, assessments, fines, penalties, and other charges shall survive termination of the Lease. Lessee agrees that Lessor may adjust the rent payment proportionally up or down if the actual cost of the Equipment exceeds or is less than the amount stated in the Lease. All payments under this Lease shall be made to Lessor at the address set forth above or at any other address Lessor subsequently gives to Lessee for purposes of making payment. In the event of default, payments made under the Lease may be applied to Lessee's obligation to Lessor in any order Lessor chooses.
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4. SELECTION OF EQUIPMENT. Lessee acknowledges that Lessor did not participate in the selection, manufacture or supply of the Equipment and that Lessee has made the selection of the Equipment and the supplier of such Equipment based upon its own judgment. Lessee agrees to inspect the equipment and to execute the "Certificate of Acceptance", which is attached hereto, only after the Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in the Lease any equipment serial numbers and other identification data relating to the Equipment as needed. 5. DISCLAIMER OF WARRANTIES. BY SIGNING BELOW, LESSEE ACKNOWLEDGES THAT LESSOR IS LEASING THE EQUIPMENT TO LESSEE "AS IS" AND WITH ALL FAULTS. LESSOR SHALL NOT BE RESPONSIBLE IF THE EQUIPMENT IS NOT PROPERLY INSTALLED, DOES NOT OPERATE AS REPRESENTED OR GUARANTEED BY THE SUPPLIER, OR IS UNSATISFACTORY FOR ANY REASON. LESSOR MAKES NO REPRESENTATIONS AND DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, CONCERNING THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR OF MERCHANTABILITY, LESSEE HEREBY WAIVES ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY IN TORT) IT MIGHT HAVE AGAINST LESSOR FOR ANY LOSS, DAMAGE (INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED BY THE EQUIPMENT. Provided Lessee is not in default of the Lease, Lessor hereby assigns to Lessee and Lessee shall have the benefit of, any and all manufacturer's warranties, service agreements and patent indemnities, if any, with respect to the Equipment; provided, however, that Lessee's sole remedy for breach of any such warranty, indemnification or service agreement shall be against the manufacturer of such Equipment and not against the Lessor, nor shall such breach have any effect whatsoever on the rights and obligations of Lessor or Lessee hereunder. LESSEE ACKNOWLEDGES THAT NEITHER THE SUPPLIER, BROKER NOR THEIR AGENTS OR EMPLOYEES ARE AGENTS OF LESSOR NOR ARE THEY AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE WITHOUT THE WRITTEN CONSENT OF LESSOR. NO AGREEMENT, EITHER WRITTEN OR VERBAL, BETWEEN SUPPLIER AND LESSEE OR BROKER AND LESSEE SHALL BIND LESSOR UNLESS LESSOR SPECIFICALLY CONSENTS TO SUCH AGREEMENT IN WRITING.

6. AMENDMENTS. No term or provision of this Lease may be amended, altered, waived, discharged or terminated except by a written instrument signed by the parties hereto, and, in compliance with UCC Section 2A-208(2) requiring a separate signature of this provision, Lessee has signed in the space provided below.
               Lessor and Lessee have specifically negotiated and agreed to the preceding paragraphs 4, 5 and 6 ________________
                                                            LESSEE'S INITIALS

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS LEASE.
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ACCEPTED BY: Imperial Business Credit, Inc. (Lessor)   This agreement shall not be effective until executed by the Lessee and accepted by an authorized representative of Lessor at its principal place of business.



                                                       LESSEE  Interactive Telesis, Inc.
By  [ILLEGIBLE}                                                -----------------------------------
    ------------------------------------------

                                                       By /s/ DONALD CAMERON
  12/11/98                      12/1/98                       -------------------------------------
----------------------------------------------                Donald Cameron            Title Pres.
 DATE                        (LEASE START DATE)
                                                              [ILLEGIBLE]
                                                              -------------------------------------
                                                              Witness                 Date 11/16/98


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                               PERSONAL GUARANTY

In consideration of Lessor entering into the above Business Equipment Lease (the "Lease"), the undersigned ("Undersigned") jointly and severally, personally and unconditionally guarantee to Lessor the prompt payment in full, when due, of all of Lessee's obligations under the Lease including without limitation, every rental payable and the accelerated balance of rentals if demanded by Lessor. Lessor shall not be required to proceed against Lessee or the Equipment or enforce any other remedy before proceeding against the Undersigned. The Undersigned agrees to pay all attorneys fees and other expenses incurred by Lessor by reason of any default of Lessee or in enforcing the Lease or this Guaranty. The Undersigned waives notice of acceptance hereof and all other notices or demands of any kind to which the Undersigned may be entitled and consents to the granting of extensions of time of payment to Lessee and other obligors and guarantors and to any other amendments or adjustments in the terms of the lease. This Personal Guaranty shall bind the heirs, administrators, representatives, successors and assigns of guarantor and may be enforced by or for the benefit of any assignee or successor of Lessor. The Undersigned agrees that all actions arising directly or indirectly from this Guaranty shall only be litigated in the state and the jurisdiction where Lessor is located or if this Lease has been assigned where Lessor's assignee is located, which may include the States of Colorado and California. The Undersigned hereby consents to the jurisdiction of any local, state or federal court in any of such states. The Undersigned further waives personal service of any and all process upon the Undersigned, and consents that service may be made by certified mail directed to the Undersigned at the address shown below, and that service shall be effective two (2) days after mailing.

SIGNATURE X /s/ DONALD CAMERON                  SIGNATURE X
            --------------------------------                --------------------------------
(INDIVIDUAL CAPACITY)                           (INDIVIDUAL CAPACITY)

(PRINT NAME) Donald Cameron                     (PRINT NAME)
            --------------------------------                --------------------------------
HOME         1109 Sycamore View Dr.             HOME
ADDRESS      Encinitas, CA 92024                ADDRESS
            --------------------------------                --------------------------------
HOME                                            HOME
PHONE NO.  760 632-1124       DATE  11/16/98    PHONE NO.                        DATE
            --------------------------------                --------------------------------

7. FINANCE LEASE STATUS. The parties agree that this Lease is intended to qualify as a "Finance Lease" under Article 2A of the Uniform Commercial Code (herein called the "UCC"). Lessee acknowledges that (a) Lessee has received a copy of the purchase order or contract by which Lessor acquired or will acquire the Equipment (herein called the "Supply Contract"); or (b) Lessee has reviewed and approved and agreed to be bound by the Supply Contract; or (c) Lessor has informed or advised Lessee in writing either previously or by this lease (i) of the identity of the supplier; (ii) that Lessee may have rights under the Supply Contract; and (iii) that the Lessee should contact the supplier for a description of any such rights Lessee may have under the Supply Contract.

8. LESSEE INDEMNIFICATION. Lessee hereby agrees to indemnify and hold Lessor and Lessor's agents and employees, harmless from any and all liability, damage, or loss, including attorney's fees and court costs, arising out of the purchase, sale, ownership, selection, possession, operation, control, use, maintenance, or delivery of the Equipment.

9. POWER OF ATTORNEY/FINANCING STATEMENTS. Lessee hereby makes, constitutes and appoints Lessor and its assigns its true and lawful attorney and agent for it and in its name, place and stead to execute, deliver and file any UCC financing statements and other documents that Lessor deems necessary or advisable in order to protect Lessor's rights in the Equipment. This power being coupled with an interest shall be irrevocable for the term of this Lease. Lessor and Lessee agree that a carbon, photographic or other reproduction of this Lease may be filed as a financing statement under the UCC.

10. LESSOR TERMINATION BEFORE EQUIPMENT ACCEPTANCE. If within 60 days from the date Lessor orders the Equipment, same has been delivered, installed and accepted by Lessee (in form satisfactory to Lessor) Lessor may at Lessor's sole discretion, on 10 days written notice to Lessee, terminate this Lease and its obligation to Lessee.

11. LOCATION AND INSPECTION. Equipment shall be delivered and thereafter kept at the location specified above, or, if none is specified, at Lessee's address set forth above and Lessee shall not remove or allow to be removed therefrom without Lessor's prior written consent. Any and all costs incurred by Lessor as a result of such relocation shall be borne by Lessee. Any charges hereunder shall not abate during the period the Equipment is out of service due to any such relocation requested by Lessee. Lessee shall permit Lessor on its premises to inspect the Equipment and the business records of Lessee relating to it during normal business hours.

12. USE OF EQUIPMENT. Lessee shall, at its expense, use, maintain and keep the Equipment in good operating order in the manner for which it was designed and intended. SOLELY FOR LESSEE'S BUSINESS PURPOSE, in accordance with manufacturer's recommendations and in compliance with all applicable laws, regulations and insurance requirements. Lessee shall not make any alterations or additions to the Equipment without the prior written consent of Lessor. All additions, attachments, or replacements made to the Equipment, unless otherwise agreed to in writing by Lessor, shall become part of the Equipment. Lessee, at its expense, shall maintain the Equipment in good operating order and repair in accordance with the manufacturer's recommendations. Supplies required for use of the Equipment are to be provided by Lessee at its expense and are to meet with the Equipment manufacturer's specifications.

13. LESSEE REPRESENTATIONS. Lessee warrants and represents that (a) all legal action has been taken to permit Lessee to execute and perform this Lease; (b) its entering into and performance of this Lease will not violate any law or regulation applicable to Lessee; (c) this Lease constitutes a legal, valid, and binding obligation, enforceable against Lessee in accordance with its terms;
(d) all financial or other statements furnished or made to Lessor by Lessee are the true and correct in all material respects; and (e) Lessee is in good standing in its state of incorporation and is in good standing and is entitled to own properties and to carry on a business in the state where the Equipment is to be located. Any person signing this Lease or Lessee warrants that he is duly authorized and empowered to do so.

14. INSURANCE. Lessee shall at all times prior to return of the Equipment to Lessor carry and maintain, at its expense, insurance covering (a) theft and all risks of loss or damage from any cause whatsoever for an amount not less than the replacement value of the Equipment or the unpaid amount of the Lease, whichever amount is greater, and which names Lessor and its assigns as loss payee; and (b) public liability, both personal injury and property damage, covering the maintenance, use and operation of the Equipment and which names Lessor and its assigns as an additional insured. All such insurance coverage shall be in form, amount, and with companies satisfactory to Lessor, Lessee shall deliver certificates of insurance to Lessor. All such insurance shall require 30 days written notice to Lessor and its assigns prior to alteration or cancellation. Lessee hereby appoints Lessor and its assigns as Lessee's attorney-in-fact with respect to endorsement of all documents, checks, or drafts for loss or damage recoverable under all such insurance policies.

15. RISK OF LOSS. Upon delivery of the Equipment to Lessee, Lessee shall bear the entire risk of loss, damage, theft or destruction to the Equipment or any part thereof, from any and every cause whatsoever, which shall occur prior to the Lessee's return of the Equipment as set forth in this Lease and no such loss, damage, theft or destruction shall relieve Lessee of its obligation to pay rent or to comply with any other obligation under this Lease. In the event of such loss, damage, theft, or destruction, Lessee shall promptly notify Lessor and Lessee shall within 30 days repair or replace such Equipment to its original condition, and shall continue to make lease payments as called for under this Lease. Lessee agrees that if Lessee shall fail to procure, carry and maintain insurance coverage as set forth in this Lease, Lessor shall have the right, but not the obligation, to obtain such insurance on behalf of and at the expense of Lessee. In the event Lessor does obtain such insurance, Lessee agrees to pay all costs thereof with interest at the maximum lawful rate, immediately upon demand.

16. RETURN OF EQUIPMENT. Unless Lessee exercises any purchase or renewal option specifically provided for in this Lease, upon expiration or earlier termination of the Lease with respect to the Equipment, or upon demand by Lessor pursuant to this Lease, Lessee shall immediately, at its expense, return the Equipment in the same condition as when Lessee received it, excepting only reasonable wear and tear, to Lessor at a location in the continental United States specified by Lessor. Lessee shall pay all costs and expenses to crate, insure and return the Equipment to the designated location and Lessee shall pay all then outstanding tax assessments and future tax liabilities resulting from Lessee's possession of the Equipment prior to its return to Lessor. After the expiration of the initial Lease term and thereafter until Lessor actually receives the Equipment at the return location, the Lease shall automatically renew from month to month, and Lessee agrees to continue to make Lease payments at the last effective rate under the Lease with the Lessor retaining all payments made up to the time the Equipment is returned to the specified return location.

17. DEFAULT. The following events shall constitute an event of default by Lessee under this Lease; (a) failing to pay when due any amount required to be paid to Lessor under this Lease in a timely fashion or to timely perform any covenant, condition, or obligation to be performed by lessee under this Lease or under any other agreement with Lessor; (b) selling, transferring, or disposing of the Equipment or of substantially all of the Lessee's assets or merging or reorganizing without the prior written consent of Lessor; or (c) creating, incurring, assuming or suffering to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment or this Lease or any of the Lessor's interest thereunder; or (d) providing financial statements or making representations to Lessor which are incorrect or misleading or inaccurate in any respect; (e) becoming unable to pay debts as they become due or otherwise becoming insolvent or suffering an adverse change in its financial condition; or (f) Lessor reasonably deems itself insecure in its expectations that Lessee will fully perform all of Lessee's obligations under this Lease.

18. REMEDIES OF LESSOR. Upon the occurrence of default by Lessee hereunder and at any time thereafter (subject to any applicable grace provisions), Lessor may exercise any one or more of the following remedies, as Lessor, in its sole discretion, shall elect: (a) declare all unpaid rentals under this Lease to be immediately due and payable, the amount to be due to be computed as hereinafter set forth; (b) terminate this Lease as to any or all items of Equipment, but no such termination shall be deemed to occur unless written notice to that express effect is given by Lessor to Lessee; (c) whether or not this Lease is terminated, take immediate possession of any or all of the Equipment, without notice or demand and without court order or process, and for such purpose, enter upon any premises without liability for so doing; (d) sell, lease or otherwise dispose of the Equipment, or any item thereof, at a public or private sale or lease at such time or times and upon such terms as Lessor may determine, free and clear of any rights of Lessee; (e) proceed by appropriate action either at law or in equity to enforce performance by Lessee of the applicable covenants of this Lease or recover damages for the breach thereof; and (f) exercise any and all rights accruing to a Lessor of personal property under any applicable law upon a default by Lessee. In furtherance of the foregoing, Lessor shall be entitled to recover immediately as liquidated damages and not as a penalty, a sum equal to the aggregate of the following:
(i) all unpaid rentals and other amounts or other sums which are due and payable for any item of Equipment up to the date delivered to or repossessed by Lessor; (ii) any expenses paid or incurred by Lessor in connection with the repossession, holding, repair, appraisal, transportation and subsequent sale, lease or other disposition of the Equipment, including attorneys' fees and court costs; and (iii) an amount equal to the difference between (aa) all unpaid rentals and other amounts, due and to become due under this Lease, each of which unpaid rentals and other amounts shall be discounted to present value at an annual rate of 7% (collectively, "Unpaid Rentals"), together with the amount or percentage of original cost for which Lessee would have been permitted or required to purchase the Equipment at the end of the Lease term hereof, which amount shall be discounted to present value at an annual rate of 7% ("Purchase Amount") and (bb) the then fair market value of any Equipment returned to or repossessed by Lessor ("Return Value"); provided, however, that the Return Value of each such item of Equipment shall be deemed to be an amount equal to the proceeds, if any, of any sale or lease thereof by Lessor, less any costs or expenses incurred by Lessor from such sale or lease. If Lessor is unable, after the exercise of reasonable efforts to sell or lease any such item of equipment, the Return Value of such item of equipment shall be deemed to be zero. If the Return Value of the Equipment exceeds the sum of the Unpaid
Rentals plus the Purchase Amount, Lessor shall be entitled to the excess. No right or remedy conferred upon or reserved to Lessor by the Lease shall be exclusive of any other right or remedy herein or by law provided; all rights and remedies of Lessor conferred on Lessor by this Lease or by law shall be cumulative and in addition to every other right and remedy available to Lessor. Lessee shall pay all costs and reasonable attorney's fees incurred by Lessor in collecting any sums owed under this Lease or in obtaining possession of leased Equipment, including attorney's fees incurred in seeking relief from stay in bankruptcy court together with interest at the rate of the lesser of 18% compounded annually, or the maximum amount permitted by law on each of the foregoing and on all sums not paid when due under any provision of this Lease.

19. LESSEE'S WAIVERS. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a Lessee by Section 2A-508 through Section 2A-522 of the UCC, including, without limitation, Lessee's rights to: (a) cancel this Lease; (b) repudiate this Lease; (c) reject the Equipment; (d) revoke acceptance of the Equipment; (e) recover damages from Lessor; (f) a security interest in the Equipment in Lessee's possession or control for any reason; (g) deduct all or any part of claimed damages resulting from Lessor's default, if any, under this Lease; (h) recover damages from Lessor for any breaches of warranty or for any other reason; (i) accept partial delivery of the Equipment; (j) "cover"; (k) recover any general, special, incidental or consequential damages for any reason whatsoever; and (l) specific performance, replevin, detinue, sequestration, claim or deliver of the like for the Equipment.

20. ASSIGNMENT BY LESSOR. LESSOR MAY ASSIGN OR TRANSFER THE LEASE OR LESSOR'S INTEREST IN THE EQUIPMENT WITHOUT NOTICE TO LESSEE. Any assignee of Lessor shall have all of the rights, but none of the obligations, of Lessor under the Lease and Lessee agrees that it will not assert against any assignee of Lessor any defense, counterclaim or offset that Lessee may have against Lessor. Lessee acknowledges that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under this Lease not materially increase the burdens or risk imposed on Lessee. Lessee agrees that Lessor may assign or transfer this Lease or Lessor's interest in the Equipment ever if said assignment or transfer could be deemed to materially effect the interests of Lessee.

21. NO LESSEE ASSIGNMENT OR SUBLEASE. LESSEE SHALL NOT ASSIGN, HYPOTHECATE OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR.

22. CONSENT TO JURISDICTION AND VENUE. THIS LEASE CALLS FOR PERFORMANCE BY LESSEE AT THE LOCATION OF LESSOR OR LESSOR'S ASSIGNEE. AS PART OF THE CONSIDERATION FOR LESSOR'S EXECUTING THIS LEASE, LESSEE AGREES THAT ALL
ACTIONS ARISING DIRECTLY OR INDIRECTLY FROM THIS LEASE SHALL ONLY BE LITIGATED IN THE STATE AND THE JURISDICTION WHERE LESSOR IS LOCATED, OR IF THIS LEASE HAS BEEN ASSIGNED WHERE LESSOR'S ASSIGNEE IS LOCATED WHICH MAY INCLUDE THE STATES OF COLORADO AND CALIFORNIA. LESSEE HEREBY CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT IN ANY OF SUCH STATES. LESSEE FURTHER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON LESSEE, AND CONSENTS THAT SERVICE MAY BE MADE BY CERTIFIED MAIL DIRECTED TO THE LESSEE AT THE ADDRESS SHOWN IN THIS LEASE, AND THAT SERVICE SHALL BE EFFECTIVE TWO (2) DAYS AFTER MAILING.

23. OWNERSHIP/PERSONALTY. The Equipment is, and shall remain, the property of Lessor, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease. The Equipment shall remain personal property regardless of whether affixed to real property, and Lessee agrees to execute and obtain the execution of all agreements and documents in recordable form by all parties having an interest in real property to which the Equipment may be affixed, as Lessor may request, to protect Lessor's title to the Equipment.

24. SECURITY DEPOSIT. Lessor shall retain the security deposit (if any) specified as security for performance by Lessee of its obligations under this Lease. The security deposit shall be non-interest bearing, and if Lessee shall default in the performance of its obligations hereunder, Lessor, may at its sole option, apply the security deposit to the curing of that default. This application by Lessor shall not be a defense to any action by Lessee arising out of the default, and upon demand, Lessee shall restore the security deposit to its full amount. If Lessee is not in default of this Lease, the security deposit will be returned to Lessee at the termination of the Lease, provided Lessee, at its sole expense and cost, shall have returned the Equipment by delivering it in the same condition as when delivered to Lessee, reasonable wear and tear excepted, at such place or on board carrier, packed for shipping, as Lessor may specify.

25. MISCELLANEOUS. (a) Lessor has entered into this Lease in reliance upon Lessee's representations that this Lease is for commercial, or business purposes and not for personal, family or household purposes of Lessee; (b) any action by Lessee against Lessor for any default by Lessor under this Lease, shall be commenced within one (1) year after any such cause of action accrues;
(c) if for any reason this transaction is deemed not to be a Lease, Lessee hereby grants Lessor a security interest in the Equipment; (d) all notices, consents, instructions or requests desired or required to be given under this Lease shall be in writing and shall become effective when delivered, or if mailed, when deposited in the U.S. mail postage prepaid for certified or registered mail, return receipt requested, at the address set forth in this Lease or at such other address as such part shall from time to time designate by proper notice; (e) no failure on the part of Lessor to exercise, and no delay in exercising, any rights or remedy under this Lease shall operate as a waiver or modify the terms of this Lease, nor shall any single or partial exercise by Lessor of any right or remedy preclude any other or further exercise of the same or any other right or remedy; (f) Lessee shall promptly provide such further documents and financial reports as Lessor may reasonably require in its normal course of business including copies of annual financial reports, Securities Exchange Commission reports, quarterly reports and any other information as Lessor may reasonably require; (g) no provision of this Lease which may be deemed unenforceable shall in any way invalidate any other provision of this Lease; (h) if any of the provisions of this Lease or documentation related thereto is declared to be invalid or unenforceable, such provision shall be severed from this Lease and the remaining provisions thereof shall remain in full force and effect; (i) this Lease and all documentation executed in connection therewith represents the entire agreement between the parties hereto and automatically cancels and supersedes any and all prior verbal or written understandings with respect thereto. The Lessor may in its sole discretion accelerate the full payment of this Lease upon the death of a natural Lessee or Guarantor.

                        THIS IS A NON-CANCELLABLE LEASE
                                                                   IBC-101(4-96)

LESSOR:                                                               241351
                                                                   ------------

                                                                   LEASE NUMBER

                                   EXHIBIT A


Inet
----
5754 Pacific Center
Blvd. #202
San Diego, CA 92121




(1)   CSU Routing System to include the following:


(2)   Chatsworth Rack Runwy MTG Plate
(1)   Chatsworth Cable Rack End Caps
(8)   Chats Comp WH 23" 2SD Hvyt Dty
(1)   Chatsworth Runway Splice Kit
(1)   Chatsworth J-Bolt BIT
(1)   Fulldrop INS Plugin/TSU100/600
(4)   Adtran T-1 ESF CSU ACE W/P.S.
(12)  Adtran CSU ESF T1 Rack Mount
(1)   Smart 16E Shelf AC w/SNMP
(2)   23" White Computer Rack
(1)   1000 Series IP Only SFTW Pack
(1)   1005 IP Router
(2)   Powerstrip
(3)   Extension Cords 6'
(2)   70" Rackmount Power Strip
(1)   Chatsworth 23" Rack
(4)   Newton 23" Shelves
(6)   Adtran Drop Insert Ace CSU
(1)   Adtran CSU Rack










LESSEE:    Interactive Telesis, Inc.                        DATE:    11/16/98
       -------------------------------------------               ---------------

BY: /s/ DONALD CAMERON                                      TITLE:  President
   -----------------------------------------------                --------------
        Donald Cameron